Exhibit 99.1

Inland Residential Trust

2018 Proxy Statement

Every Vote Counts!

Inland Residential Properties Trust, Inc. (Inland Residential Trust or the Company) recently filed its proxy statement and will mail proxy materials to all stockholders. Stockholders will have the information needed to vote on important investment-related proposals.

The Inland Residential Trust proxy mailing will include the proxy statement, proxy card with a unique stockholder control number and detailed instructions on how to vote. Please encourage your clients that are Inland Residential Trust stockholders to vote to avoid potential delays and extra Company expenses. Every vote counts!

Helpful Links:

•	Proxy Statement
•	Sample Proxy Card
•	Frequently Asked Questions
•	Quarterly Stockholder Letter

Questions?

For additional information, please contact your Inland sales representative or call Inland Investor Services at 800.826.8228.

SEC Filings

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for the annual meeting. The Company has filed with the SEC, and is mailing to the holders of Inland Residential Trust common stock on or about October 12, 2018, the proxy statement containing important information relating to the proposed liquidity event and other matters to be considered by Inland Residential Trust stockholders at the annual meeting. BEFORE MAKING ANY VOTING DECISION, INLAND RESIDENTIAL TRUST STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION RELATING TO THE PROPOSALS BEING VOTED UPON.

Stockholders are able to obtain the proxy statement and other relevant materials, without charge, at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by Inland Residential Trust, including the proxy statement, are available, without charge, from the Company’s website (inland-investments.com/inland-residential-trust), or by writing to the Company at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Services.

Participants in the Solicitation

The Company, its directors and executive officers and its business manager may be deemed to be participants in the solicitation of proxies from Inland Residential Trust stockholders with respect to the proposals to be considered at the annual meeting. Information regarding the names, affiliations, and interests of these persons are set forth in the Company’s proxy statement, Annual Report on Form 10-K for the year ended December 31, 2017 and other relevant documents filed with the SEC.

For Institutional Use Only. Not for distribution to the public. This is neither an offer to sell nor a solicitation of an offer to buy any security, which can be made only by a prospectus, which has been filed or registered with appropriate state and federal regulatory agencies and sold only by broker dealers and registered investment advisors authorized to do so. Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of the securities of Inland Residential Trust. Any representation to the contrary is unlawful.

The Inland name and logo are registered trademarks being used under license. This material has been distributed by Inland Securities Corporation, member FINRA/SIPC, dealer manager for Inland Residential Trust.

Inland residential properties trust, inc. proxy statement

Frequently Asked Questions

Inland Residential Properties Trust, Inc. (Inland Residential Trust or the Company) is pleased to provide important information about its 2018 proxy statement and recently announced proposed liquidity event.

Q:     What Inland Residential Trust proposals are being voted upon?

A:	Stockholders are being asked to vote on the following matters:
1.	The election of five directors
2.	The ratification of the selection of KPMG LLP as independent registered public accounting firm for the Company
3.	A plan of liquidation, including the sale of all or substantially all assets of the Company
4.	The adjournment of the annual meeting to a later date or dates, if necessary
5.	Any other business that may be presented at the annual meeting

Q:     Why is the Inland Residential Trust liquidity event being proposed?

A:	The Company’s Board of Directors (the Board) is focused on stockholders’ investments. Following the completion of the public offering in January 2018, the Board began to evaluate options because the Company’s expenses were more than its income due to the size of the Company’s portfolio. After considering various options, with assistance and input from Inland Residential Business Manager & Advisor, Inc. (the Business Manager), the Board decided a liquidity event in the form of the sale of the Company’s assets is the best choice to maximize stockholder value within a reasonable period of time.
Q:	What does the Board recommend investors do with respect to the proposals?
A:	The Board recommends that stockholders vote “FOR” each of the persons nominated to serve as directors and “FOR” each of the other proposals being considered at the annual meeting including the plan of liquidation.

Q:     What are the key provisions of the plan of liquidation?

A:	The plan of liquidation outlines that Inland Residential Trust:
•	will be authorized to sell all its assets, liquidate and dissolve the Company and its subsidiaries, and distribute the net proceeds to its stockholders
•	will not engage in any business activities, except to preserve the value of its assets and wind up business
•	will satisfy any existing contractual obligations, and pay for required tenant improvements and capital expenditures at its real estate properties, if necessary
•	will provide payment of, or establish a reserve fund for, any claims and obligations
•	will cease to exist once the final distribution is made to stockholders

Q:     What will stockholders receive from the liquidity event?

A:	It is estimated that the net proceeds that may be distributed to stockholders as liquidating distributions will range from approximately $21.38 to $22.86 per share of Class A common stock (Class A Share). The components of this range include aggregate gross projected sales value of the Company’s properties, estimated transaction costs associated with the sale, amounts owed to related parties, estimated cash and other assets net of liabilities at liquidation and first mortgage debt on the Company’s properties that will be paid off or assumed. This estimate also assumes the conversion of shares of Class T common stock (Class T Shares) and shares of Class T-3 common stock (Class T-3 Shares) into Class A Shares. It’s important to be clear that this is an estimate and does not necessarily reflect the actual amount that stockholders will receive. The actual amount may be more or less than this estimated range, for various reasons discussed in detail in the proxy statement.

Q:     When will stockholders receive distributions from the liquidity event?

A:	Net proceeds from the sale of the Company’s assets, in the form of distributions, will be paid in one or more payments. The timing and amount of any liquidating distribution cannot be guaranteed for a variety of reasons described in the proxy statement.

The completion of the plan of liquidation is estimated to occur within one to four months of stockholder approval. However, if the Company does not complete the liquidation within twenty-four months or if the Board decides it is otherwise advantageous, the remaining assets and liabilities may be transferred to a liquidating trust. Details about this provision of the plan is outlined in the proxy statement.

Q:     What will happen to a stockholder’s shares of stock?

A:	Upon the sale of all or substantially all of the Company’s assets, Class T Shares and Class T-3 Shares will each convert into Class A Shares at their applicable conversion rates. Liquidating distributions will be paid on the Class A Shares. Once the Company is liquidated and dissolved, all shares of common stock will be cancelled.
Q:	What are the conversion rates?

Class T Shares and Class T-3 Shares will convert into a number of Class A Shares equal to the product of the number of Class T Shares or Class T-3 Shares being converted, as applicable, and a fraction, the numerator of which is the estimated per share net asset value (the estimated per share NAV) of the Class T Shares or the Class T-3 Shares, as applicable, reduced by certain class-specific distribution and stockholder servicing fees, and the denominator of which is the estimated per share NAV of the Class A Shares as of December 31, 2017. Based on the foregoing, each Class T Share will convert into 1.05054 Class A Shares and each Class T-3 Share will convert into 1.01048 Class A Shares.

Q:	Will stockholders continue to receive regular monthly distributions during the plan of liquidation?
A:	The payment of regular monthly distributions is intended to stop after the payment of the October 2018 distributions on or about November 1, 2018.
Q:	What will happen to the Company’s distribution reinvestment plan and share repurchase program?
A:	Investors were sent a letter on September 26, 2018 that announced the termination of the Company’s distribution reinvestment plan and share repurchase program in connection with pursuing the liquidity event, effective immediately.
Q:	What alternatives to liquidation have you considered?
A:	The Board and Business Manager evaluated other options including:
•	a joint venture with a third party that would contribute properties and additional capital;
•	extending the Company’s offering period by filing a follow-on offering to raise additional capital;
•	seeking a merger or other business combination where the Company would be combined with a larger entity; and
•	continuing to operate the business.

After reviewing the alternatives reasonably available and including discussions with third parties, the Board concluded, based on the recommendation of the Business Manager, that pursuing a plan of liquidation is the best choice to maximize stockholder value within a reasonable period of time. For further information, please see the section in the proxy statement titled “Proposal No. 3: Approve the Plan of Liquidation and Dissolution of the Company — Background.”

Q:	Will Inland Residential Trust continue to maintain status as a REIT?
A:	It is anticipated that the Company will continue to satisfy the requirements necessary to qualify as a REIT until all the assets are sold or any remaining assets and liabilities are transferred to a liquidating trust, and that distributions will be made sufficient to ensure that the Company will not be required to pay U.S. federal income tax. Nevertheless, due to changes in the nature of the Company’s assets and sources of income that may result during this period, and the need to retain assets to meet liabilities, it can neither be assured that the Company will continue to qualify as a REIT nor that it will not become subject to U.S. federal income tax during the liquidation process.
Q.	What will happen if the plan of liquidation is not approved by our stockholders?
A:	If the plan of liquidation is not approved by Inland Residential Trust stockholders, the Board will explore other reasonably available alternatives that are in the best interests of the Company.

Q:	Can the plan of liquidation be abandoned to pursue a strategic alternative (or for any other reason)?
A:	The Board may terminate, modify or amend the plan of liquidation without further action by stockholders and for any reason, including to pursue other strategic alternatives that may become available, both before and after approval of the plan of liquidation by stockholders.
Q:	Are there currently agreements to sell the assets?
A:	As of the date of the proxy statement, there are no binding agreements to sell any of the assets, however, marketing all assets has begun.

Q:	What is the proposal relating to adjourning the annual meeting?

A:	Stockholders are being asked to consider and vote on a proposal to permit adjournment of the annual meeting, if necessary, to permit further solicitation of proxies if there are not enough votes present at the time of the meeting to approve the plan of liquidation proposal. This is referred to as the adjournment proposal and is standard practice. The vote for the plan of liquidation proposal is separate from the vote for the adjournment proposal.

Q:     Who is entitled to vote at the meeting?

A:	Holders of Inland Residential Trust common stock at the close of business on September 18, 2018 (the Record Date) are entitled to vote their shares at the annual meeting. Each share of common stock, regardless of class, is entitled to one vote on each matter properly brought before the meeting.

Votes are needed to ensure that the proposals can be acted upon. Every vote matters!

A stockholder may vote in person or by granting the Company a proxy to vote on the proposals. A stockholder may authorize a proxy in any of the following ways:

1.	VOTE ONLINE – Visit www.proxyvoting.com/IRPTI and enter their control number found in the lower right-hand corner of the proxy card
2.	VOTE BY MAIL – Complete their proxy card and return it by mail in the postage paid business reply envelope
3.	VOTE BY TELEPHONE – Call 1.800.659.8917 and provide their control number found in the lower right-hand corner of the proxy card

If a stockholder returns their proxy card but does not indicate how their shares should be voted, they will be voted “FOR” each proposal in accordance with the Board’s recommendation.

If a stockholder grants the Company a proxy, they may revoke their proxy at any time before it is exercised by: (1) sending written notice to the Company, Attention: Ms. Roberta S. Matlin, administrator; (2) providing a subsequent proxy dated later than the one originally submitted; or (3) attending the annual meeting in person and voting their shares. Merely attending the annual meeting, without further action, will not revoke their proxy.

Q:     How do stockholders get an additional copy of the proxy statement?

A:	To obtain additional copies of the proxy statement, please contact the proxy solicitor, Morrow Sodali LLC, at 1.800.662.5200.
Q:	What if a stockholder has lost their control number?
A:	Registered owners may call 1.800.662.5200 to obtain another proxy card or to retrieve a control number. Beneficial owners must contact their bank or broker.

Forward-Looking Statements

These Frequently Asked Questions (FAQs) contains "forward-looking statements" made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as "may", “can”, "would", “will”, "expect", "intend", "estimate", "anticipate", "plan", "seek", "appear", or "believe". Such statements reflect the current view of Inland Residential Trust with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to the acquisition or sale of any property, general economic conditions, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in the Company’s most recent Form 10-K and subsequent Form 10-Qs on file with the Securities and Exchange Commission (SEC).

Although Inland Residential Trust believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, Inland Residential Trust undertakes no obligation to publicly update or revise any written or oral forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of these FAQs. All subsequent written and oral forward-looking statements attributable to Inland Residential Trust or persons acting on its behalf are expressly qualified in their entirety by the applicable cautionary statements.

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for the annual meeting. The Company has filed with the SEC, and is mailing to the holders of Inland Residential Trust common stock on or about October 12, 2018, the proxy statement containing important information relating to the proposed liquidity event and other matters to be considered by Inland Residential Trust stockholders at the annual meeting. BEFORE MAKING ANY VOTING DECISION, INLAND RESIDENTIAL TRUST STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION RELATING TO THE PROPOSALS BEING VOTED UPON.

Stockholders are able to obtain the proxy statement and other relevant materials, without charge, at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by Inland Residential Trust, including the proxy statement, are available, without charge, from the Company’s website (inland-investments.com/inland-residential-trust), or by writing to the Company at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Services.

Participants in the Solicitation

The Company, its directors and executive officers and the Business Manager may be deemed to be participants in the solicitation of proxies from Inland Residential Trust stockholders with respect to the proposals to be considered at the annual meeting. Information regarding the names, affiliations, and interests of these persons are set forth in the Company’s proxy statement, Annual Report on Form 10-K for the year ended December 31, 2017 and other relevant documents filed with the SEC.